UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

MARCH 13, 2012
DATE OF REPORT
(Date of Earliest Event Reported)

RAVEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

South Dakota	001-07982	46-0246171
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107, Sioux Falls, SD 57117-5107
(Address of principal executive offices)

(605) 336-2750
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Incorporated by reference is a press release issued by the Registrant on March 13, 2012 regarding earnings for the fourth quarter and full year for fiscal year 2012, attached as Exhibit 99. The information filed in this current report on Form 8-K is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933 or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission by Raven Industries, Inc. as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 2.02.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99	Raven Industries, Inc. press release dated March 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAVEN INDUSTRIES, INC.
/s/ Thomas Iacarella
Thomas Iacarella
Vice President and CFO, Secretary and Treasurer
(Principal Financial and Accounting Officer)

Date: March 13, 2012

EXHIBIT INDEX

Exhibit No.	Description
99	Raven Industries, Inc. press release dated March 13, 2012.